                                                                EXHIBIT 10(E)(4)

                           IMPERIAL HOLLY CORPORATION

                   SCHEDULE OF BENEFIT RESTORATION AGREEMENTS

NAME                     TITLE
- ----                     -----
AGREEMENTS WITH FULL
 VESTING:
I.H. Kempner, III....... Chairman of the Board
J.C. Kempner............ President, Chief Executive Officer and Chief Financial Officer
R.W. Hill............... Executive Vice President
W.F. Schwer............. Senior Vice President, Secretary and General Counsel
R.E. Henderson.......... Vice President, Administration
AGREEMENTS WITH
 GRADUATED VESTING:
H.J. Smith.............. Executive Vice President, Sales and Marketing
P.C. Carrothers......... Senior Vice President, Operations